Exhibit 10(f)(2)

SUN INTERNATIONAL HOTELS LIMITED
SUN INTERNATIONAL NORTH AMERICA, INC.
SUN INTERNATIONAL BAHAMAS LIMITED

December 14, 2001

Canadian Imperial Bank of Commerce
as Administrative Agent
425 Lexington Avenue
New York, NY 10017

Each of the Lenders party to the
Credit Agreement referred to below

LETTER AMENDMENT

Gentlemen and Ladies:

     We refer to the Fourth Amended and Restated Revolving Credit Agreement, dated as of November 9, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Sun International Hotels Limited, a corporation organized under the laws of The Commonwealth of the Bahamas (“SIHL”), Sun International North America, Inc., a corporation organized under the laws of the State of Delaware (“SINA”), Sun International Bahamas Limited, a corporation organized under the laws of The Commonwealth of the Bahamas (“SIBL”; SIHL, SINA and SIBL are each individually referred to as a “Borrower” and collectively referred to as the “Borrowers”), the financial institutions as are or may become parties thereto (collectively referred to as the “Lenders”), Canadian Imperial Bank of Commerce, acting through one or more of its agencies, branches or affiliates (“CIBC”), as the administrative agent (in such capacity, the “Administrative Agent”), Deutsche Bank Alex.Brown Inc. and Bear Stearns Corporate Lending Inc., as co-syndication agents (collectively in such capacities, the “Co-Syndication Agents”) and Bank of America, N.A. and Wells Fargo Bank, N.A., as co-documentation agents (collectively in such capacities, the “Co-Documentation Agents”). Unless otherwise defined in this letter (this “Letter”) or the context otherwise requires, terms used in this Letter have the meanings provided in the Credit Agreement.

     By this Letter, the Borrowers hereby request that the Foreign Currency Letter of Credit Commitment Amount be increased from $3,000,000 to $30,000,000. Upon the receipt of approval of the Required Lenders, the figure “$3,000,000” in the definition of the term “Foreign Currency Letter of Credit Commitment Amount” in the Credit Agreement shall be deleted and replaced with the figure “$30,000,000”.

     In order to induce the Lenders to agree to the foregoing amendment, the Borrowers hereby (a) confirm and restate all representations and warranties contained in the Credit Agreement and the Loan Documents as of the date hereof and (b) confirm that, after giving effect hereto, no Default has occurred and is continuing. This Letter shall become effective as of the date first above written upon receipt by the Administrative Agent of counterparts of this Letter duly executed by each of the Borrowers, the Required Lenders and each of the Guarantors.

     This Letter may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter by facsimile shall be effective as delivery of a manually executed counterpart of this Letter.

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. Except as expressly stated herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. This Letter is a Loan Document executed pursuant to the Credit Agreement and shall be construed and administered in accordance with all of the terms and provisions of the Credit Agreement. No modification by any Lender hereunder shall be applicable to subsequent transactions. No modification hereunder shall require any similar or dissimilar modification hereafter to be granted.

     If you are in agreement with the foregoing terms, kindly execute this Letter in the space provided below and deliver to the Administrative Agent an executed counterpart of this Letter.

Very truly yours,

SUN INTERNATIONAL HOTELS LIMITED

By:	/s/ William C. Murtha

Title:	Authorized Signatory

SUN INTERNATIONAL NORTH AMERICA, INC.

By:	/s/ William C. Murtha

Title:	Senior Vice President

SUN INTERNATIONAL BAHAMAS LIMITED

By:	/s/ William C. Murtha

Title:	Authorized Signatory

THE AMENDMENT SET FORTH ABOVE IS HEREBY AGREED TO AND ACCEPTED AS OF THE DATE FIRST ABOVE WRITTEN:

CIBC INC.

By:	/s/ Paul J. Chakmak

Title:	Managing Director, CIBC World Markets Corp., AS AGENT

THE AMENDMENT SET FORTH ABOVE IS HEREBY AGREED TO AND ACCEPTED AS OF THE DATE FIRST ABOVE WRITTEN:

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent

By:	/s/ Paul J. Chakmak

Title:	Managing Director, CIBC World Markets Corp., AS AGENT

THE AMENDMENT SET FORTH ABOVE IS HEREBY AGREED TO AND ACCEPTED AS OF THE DATE FIRST ABOVE WRITTEN:

For and on behalf of ABSA BANK LIMITED, LONDON BRANCH

By:	/s/ Martin S. Collard	By:	/s/ David W. Colgan

Title:	Senior Manager, Corporate Banking	Title:	Head of Corporate Banking

Date:	21 January, 2002	Date:	21 January, 2002

THE AMENDMENT SET FORTH ABOVE IS HEREBY AGREED TO AND ACCEPTED AS OF THE DATE FIRST ABOVE WRITTEN:

BANKERS TRUST COMPANY

By:	/s/ Linda Wang
Title:	Vice President

THE AMENDMENT SET FORTH ABOVE IS HEREBY AGREED TO AND ACCEPTED AS OF THE DATE FIRST ABOVE WRITTEN:

BANK OF AMERICA NAME OF INSTITUTION

By:	/s/ Matthew Koenig

Title:	Managing Director

THE AMENDMENT SET FORTH ABOVE IS HEREBY AGREED TO AND ACCEPTED AS OF THE DATE FIRST ABOVE WRITTEN:

FLEET NATIONAL BANK NAME OF INSTITUTION

By:	/s/ John T. Harrison

Title:	Senior Vice President

THE AMENDMENT SET FORTH ABOVE IS HEREBY AGREED TO AND ACCEPTED AS OF THE DATE FIRST ABOVE WRITTEN:

NEDCOR BANK LIMITEDNAME OF INSTITUTION

By:	/s/
Title:	Senior Manager

By:	/s/
Title:	Head of Credit

THE UNDERSIGNED GUARANTORS HAVE REVIEWED AND APPROVED THE ATTACHED LETTER. BY THEIR SIGNATURES BELOW, THEY HEREBY RATIFY AND AFFIRM THEIR OBLIGATIONS UNDER THE GUARANTY.

BIRBO NV

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUN HOTELS INTERNATIONAL MANAGEMENT NV

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUN INTERNATIONAL FINANCE LIMITED

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUN HOTELS INTERNATIONAL (BERMUDA), LIMITED

By:	/s/ William C. Murtha
Name:	/s/ William C. Murtha
Title:	Authorized Signatory

ABERDEEN MANAGEMENT LIMITED

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUN INTERNATIONAL MANAGEMENT LIMITED

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

PARADISE ISLAND LIMITED

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUN INTERNATIONAL TIMESHARE LIMITED

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

PARADISE SECURITY SERVICES LIMITED

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

PURPOSEFUL BV

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUN INTERNATIONAL MARKETING (UK) LTD.

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUN COVE, LTD.

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUN INTERNATIONAL DEVELOPMENT (TIMESHARE) LIMITED

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

ISLAND HOTEL COMPANY LIMITED

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUNONLINE LIMITED

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

BAHAMAS - TRADING LIMITED

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUN INTERNATIONAL NETWORK DATA LIMITED

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUNONLINE (IOM) LIMITED

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUN INTERNATIONAL NETWORK SERVICES LIMITED

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUN COVE CALIFORNIA, INC.

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUN INTERNATIONAL NEVADA, INC.

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

PARADISE BEACH INN LIMITED

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

PARADISE ENTERPRISES LIMITED

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

PARADISE ACQUISITIONS LIMITED

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUN INTERNATIONAL DEVELOPMENT LIMITED

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

PARADISE ISLAND FUTURES LIMITED

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUN INTERNATIONAL RESORTS, INC.

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

PIV, INC.

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

ISS, INC.

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUN INTERNATIONAL MARKETING, INC.

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUN INTERNATIONAL NEW YORK, INC.

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUN INTERNATIONAL DEVELOPMENT GROUP, INC.

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUN VACANCES SA

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory

SUN COVE NEW YORK, INC.

By:	/s/ William C. Murtha
Name:	William C. Murtha
Title:	Authorized Signatory